UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Biostage, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2018. Meeting Information BIOSTAGE, INC. Meeting Type: Annual Meeting For holders as of: April 2, 2018 Date: May 23, 2018 Time: 10:00 AM EDT Location: Burns & Levinson LLP 125 Summer Street Boston, MA 02110You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.BIOSTAGE, INC.84 OCTOBER HILL ROADSUITE 11HOLLISTON, MA 01746 E45433-Z72357See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT FORM 10-KHow to View Online:Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line..XXXX XXXX XXXX XXXX.XXXX XXXX XXXX XXXXRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.Please make the request as instructed above on or before May 9, 2018 to facilitate timely delivery.wSCAN TO VIEW MATERIALS & VOTEHow To VotePlease Choose One of the Following Voting MethodsE45434-Z72357Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card..XXXX XXXX XXXX XXXX

Voting ItemsThe Board of Directors recommends you vote FORthe following:1. Election of Directors Nominees: 1a. John Canepa 1b. Wei ZhangThe Board of Directors recommends you vote FOR the following proposal:2. To approve the amendment of the Company’s 2013 Equity Incentive Plan (the “2013 Plan”) to increase the number of shares of the Company’s common stock available for issuance pursuant to the 2013 Plan by 1,600,000 shares.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.